UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the SEC Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to 14a-12

PARK CITY GROUP, INC.
(Name of Registrant as Specified in Its Charter)

_________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[  ]      Fee paid previously with preliminary materials.
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PARK CITY GROUP, INC.
5282 South Commerce Drive, Suite D292
Murray, Utah 84107
(435) 645-2000

PROXY STATEMENT SUPPLEMENT

On October 11, 2019, Park City Group, Inc. (the “Company”) filed with the Securities and Exchange Commission a definitive proxy statement (the “Proxy Statement”) for the Company’s 2019 Annual Meeting of Shareholders, to be held on November 11, 2019 (the “Annual Meeting”), which Proxy Statement included a form of proxy card for use in connection with the Annual Meeting.

The purpose of this supplement is to (i) correct a calculation error in the Summary Compensation Table under the caption “Executive Compensation” in the Proxy Statement, and (ii) to revise the voting options under Proposal No. 3 in the proxy card that was attached to the Proxy Statement. Except as described in this supplement, the information provided in the Proxy Statement and the proxy card delivered to those shareholders eligible to receive notice of and to vote at the Annual Meeting continues to apply and should be considered in voting your shares. To the extent that information in this supplement differs from or updates information contained in the Proxy Statement, the information in this supplement is more current and supersedes the different or updated information contained in the Proxy Statement. THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

The date of this Proxy Statement Supplement is October 11, 2019.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table set forth below reflects certain information about the compensation paid or accrued during the years ended June 30, 2019 and 2018 to our Chief Executive Officer and our executive officers, other than our Chief Executive Officer, who were serving as an executive officer as of June 30, 2019 and whose annual compensation exceeded $100,000 during such year (collectively the “Named Executive Officers”). As previously reported on the Company’s Current Report on Form 8-K, the Company’s former Chief Financial Officer, Todd Mitchell resigned from his position effective May 15, 2019. Compensation paid to Mr. Mitchell during the years ended June 30, 2019 and 2018 is included in the table below.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	All Other Compensation ($)	Total ($)
Randall K. Fields	2019	915,590(2)	450,000(3)		130,816(4)	1,496,406
Chief Executive Officer and Chairman of the Board	2018	905,494(2)	350,000(3)		135,240(4)	1,390,734
John R. Merrill	2019	219,791	50,000	14,583		284,374
Chief Financial Officer	2018	16,667				16,667
Edward L. Clissold	2019	185,000				185,000
General Counsel and Corporate Secretary, former Chief Financial Officer	2018	183,541		48,481		232,022
Former Named Executive Officers
Todd Mitchell (5)	2019	225,000				225,000
Former Chief Financial Officer	2018	225,000		128,893		353,893

(1)
Stock awards consist solely of shares of restricted Common Stock. Amounts shown do not reflect compensation actually received by the Named Executive Officer. Instead, the amounts shown are the compensation costs recognized by the Company during the fiscal year for stock awards as determined pursuant to FAS 123R.

(2)
On July 1, 2017, the Company and Mr. Fields and Fields Management, Inc. (“FMI”), a management company wholly owned by Mr. Fields, entered into an amended Employment Agreement and an amended Service Agreement, respectively. The year-over-year change in Mr. Fields’ salary, bonus and other compensation are a result of terms in the amended agreements. See “Employment Agreements” below for a more detailed description of Mr. Fields’ amended Employment Agreement and FMI’s amended Service Agreement.

$823,176 and $823,176 of Mr. Fields’ cash compensation during 2019 and 2018, respectively, was paid to FMI pursuant to the terms and conditions of the Service Agreement in effect during the applicable period.

(3)
The terms and conditions of the amended Employment Agreement by and between Mr. Fields and the Company, first dated June 30, 2013 and amended on July 1, 2017, and the amended Services Agreement, by and between FMI and the Company, first dated June 30, 2013 and amended on July 1, 2017, provide for an incentive bonus to be paid to Mr. Fields at the discretion of the Compensation Committee and upon approval by the Board, based upon the Company’s achievement of certain performance goals. Upon recommendation of the Compensation Committee, the Board approved a $350,000 and $450,000 bonus to Mr. Fields for performance for the years ending June 30, 2018 and June 30, 2019, respectively. The amounts granted reflect successful completion of certain business objectives.

(4)
These amounts include premiums paid on life insurance policies of $73,416 and $73,416 for 2019 and 2018, respectively; computer related expenses of $6,000 for each of 2019 and 2018; Company car related expenses of $14,400 and $18,720 for 2019 and 2018, respectively; medical premiums of $25,000 and $25,104 for 2019 and 2018, respectively; and reimbursement for certain accounting services of $12,000 for each of 2019 and 2018.

(5)	Effective May 15, 2019, Mr. Mitchell resigned from his position as Chief Financial Officer.

PARK CITY GROUP, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 2019 ANNUAL MEETING OF STOCKHOLDERS – NOVEMBER 11, 2019 AT 9:00 A.M. MST
CONTROL ID:
REQUEST ID:

The undersigned revokes all previous proxies and constitutes and appoints Randall K. Fields and Edward L. Clissold, and each of them, the true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Park City Group, Inc. (the “Company”) which the undersigned is entitled to vote at the Company’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”), to be held at the Company’s corporate offices located at 5282 South Commerce Drive, Suite D292, Murray, Utah on November 11, 2019 at 9:00 A.M. MST, and at any adjournment(s) or postponement(s) thereof, on the following Proposals at the Annual Meeting, each of which are more fully described in the Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged).

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to (202) 521-3464.
INTERNET:	https://www.iproxydirect.com/PCYG
PHONE:	(866) 752-VOTE(8683)

2019 ANNUAL MEETING OF THE STOCKHOLDERS OFPARK CITY GROUP, INC.	PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

Proposal No. 1	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Election of Directors, each for a term of one year:	☐	☐
Randall K. Fields			☐
Robert W. Allen			☐	CONTROL ID:
Ronald C. Hodge			☐	REQUEST ID:
William S. Kies, Jr.			☐
Peter J. Larkin			☐
Proposal No. 2	FOR	AGAINST	ABSTAIN
Approval, on an advisory basis, the compensation paid to our named executive officers as disclosed in this proxy statement (“Say-on-Pay”).	☐	☐	☐
Proposal No. 3	EVERY YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAIN
Approval, on an advisory basis, of the frequency of future Say-on-Pay votes (“Say-on-Frequency”).	☐	☐ ☐ ☐
Proposal No. 4	FOR	AGAINST	ABSTAIN
Ratification of Haynie & Company as our independent registered public accounting firm for the fiscal year ending June 30, 2020.	☐	☐ ☐
Proposal No. 5	FOR	AGAINST	ABSTAIN
To transact other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.	☐	☐ ☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR ALL” ON PROPOSAL NO. 1, “FOR” PROPOSALS NO. 2 AND 4, AND FOR “EVERY THREE YEARS” ON PROPOSAL NO. 3, EACH OF WHICH HAVE BEEN PROPOSED BY OUR BOARD, AND IN THE DISCRETION OF THE PROXY HOLDER UPON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
____________________________________________________________________________________

IMPORTANT: Please sign exactly as your name(s) appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by the authorized person.

Dated: ________________________, 2019

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholders)

(Second Signature if held jointly)